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                                 EXHIBIT 10.24
                 AMENDMENT NUMBER THREE TO CHEMED/ROTO-ROOTER
                           SAVINGS & RETIREMENT PLAN


     1.  Section 12.2(a)(4) shall be deleted in its entirety.

     2.  Article XIII shall be deleted in its entirety.

     3. All other Plan provisions shall be amended, as the sense may require, to reflect the elimination of the Qualified Joint and Survivor Annuity and the Qualified Preretirement Survivor Annuity forms of payment under the Plan; provided however, that such forms of payment shall remain applicable with respect to the distribution of accounts transferred to this Plan from a money purchase pension plan qualified under Code section 401(a) (other than any portion of those assets and liabilities attributable to voluntary Employee Contributions) including but not limited to the Chemed Corporation General Retirement Plan.

     IN WITNESS WHEREOF, Chemed Corporation has caused its name to be subscribed to this amendment as of the 5/th/ day of December, 2001.

                                        CHEMED CORPORATION

                                        By: /s/ Naomi C. Dallob
                                            ------------------------------
                                            Secretary